UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________

Date of Report (Date of earliest event reported): April 13, 2007

COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4401 First Avenue, Brooklyn, New York
(Address of principal executive offices)

11232-0005
(Zip Code)

Registrant's telephone number, including area code: (718) 832-0800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 13, 2007, Coffee Holding Co., Inc. (the “Company”) announced that its Board of Directors authorized a stock repurchase plan pursuant to which the Company may repurchase up to 5.0%, or 276,491 shares, of its common stock outstanding as of April 12, 2007, in either open market or private transactions. The size and timing of these purchases will depend on price, market and business conditions and other factors. The stock repurchase plan is not subject to an expiration date.

A copy of the press release announcing the stock repurchase plan is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1  Press release of Coffee Holding Co., Inc. dated April 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC. (Registrant)

By:	/s/ Andrew Gordon
Name: Title:	Andrew Gordon President and Chief Executive Officer

Date: April 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 13, 2007.